EXHIBIT 32.1


CERTIFICATION  PURSUANT  TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002
(18  U.S.C.  SECTION  1350)

In connection with the quarterly filing of Meier Worldwide Intermedia Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the period ended July 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, James Meier, Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June  10,  2005

By:/s/  James  Meier
   -----------------
   James  Meier,  President,  CEO  and  Chief  Accounting  Officer